Exhibit 10.16

YETI COOLERS, LLC

SENIOR LEADERSHIP SEVERANCE BENEFITS PLAN

This Senior Leadership Severance Benefits Plan of YETI Coolers, LLC is for the benefit of certain executives and management employees of the Company and its Affiliates designated as Eligible Executives, on the terms and conditions hereinafter stated. This Plan, as set forth herein, is intended to help retain qualified and valued executives and management employees, maintain a stable work environment, and provide economic security to Eligible Executives in the event of certain terminations of employment (as described herein).

1.                                      DEFINITIONS.

As used in this Plan:

1.1                               “Affiliate” means any Person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation or the Company, as applicable. The term “control” (including with the correlative meaning, the terms “controlled by” and “under common control with”), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting or other securities, by contract, or otherwise.

1.2                               “Base Salary” means, with respect to an Eligible Executive, the Eligible Executive’s annual base salary as of the Separation Date.

1.3                               “Board” means the Board of Directors of the Corporation.

1.4                               “Cause” shall mean: (A) an Eligible Executive’s indictment (or other criminal charge against an Eligible Executive) for a felony, or an Eligible Executive’s commission of fraud against the Company or any of its subsidiaries or Affiliates, (B) conduct by an Eligible Executive that brings the Company or any of its subsidiaries or Affiliates into substantial public disgrace or disrepute, (C) an Eligible Executive’s gross negligence or gross misconduct with respect to the Company or any of its subsidiaries or Affiliates, (D) an Eligible Executive’s insubordination to, or failure to follow the lawful directions of, the Board, the Chief Executive Officer of the Company or the individual to whom such Eligible Executive reports, which, if curable, is not cured within ten (10) days after written notice thereof to an Eligible Executive, (E) an Eligible Executive’s material violation of any restrictive covenant agreement between an Eligible Executive and the Company or any of its subsidiaries or Affiliates, (F) an Eligible Executive’s breach of a material employment policy of the Company or the Employer which, if curable, is not cured within ten (10) days after written notice thereof to an Eligible Executive, or (G) any other material breach by an Eligible Executive of any agreement with the Company or any of its subsidiaries or Affiliates, which, if curable, is not cured within thirty (30) days after written notice thereof to an Eligible Executive.

1.5                               “Change in Control” shall have the meaning set forth in the YETI Holdings, Inc. 2018 Equity and Incentive Compensation Plan or any successor plan thereto, in any case as may be amended from time to time.

1.6                               “Change in Control Protection Period” means the twenty-four (24) month period commencing on the date of a Change in Control.

1.7                               “Change in Control Qualifying Separation” means, during the Change in Control Protection Period, either (A) the involuntary termination of an Eligible Executive’s employment by the Employer without Cause (other than a termination due to an Eligible Executive’s death or disability, as determined by the Compensation Committee), or (B) an Eligible Executive’s voluntary termination of such Eligible Executive’s employment with the Employer for Good Reason.

1.8                               “COBRA” means the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended from time to time.

1.9                               “Code” means the Internal Revenue Code of 1986, as it may be amended from time to time, including, without limitation, any rules and regulations promulgated thereunder, along with the U.S. Department of the Treasury and U.S. Internal Revenue Service interpretations thereof.

1.10                        “Common Stock” means the shares of common stock, $0.01 par value per share, of the Corporation or any security into which such shares of common stock may be changed by reason of any transaction or similar event.

1.11                        “Company” means YETI Coolers, LLC, a Delaware limited liability company.

1.12                        “Compensation Committee” means the Compensation Committee of the Board.

1.13                        “Corporation” means YETI Holdings, Inc., a Delaware corporation, and its successors.

1.14                        “Director” means each member of the Board.

1.15                        “Effective Date” means the date of the underwriting agreement between the Corporation and the underwriters managing the initial public offering of the Common Stock pursuant to which the Common Stock is priced for the initial public offering.

1.16                        “Eligible Executive” means an employee of the Company or an Affiliate who is designated as an Eligible Executive hereunder by the Board or the Compensation Committee or, with respect to any Tier III Executive whose compensation is not required to be approved by the Board or the Compensation Committee under the Company’s governing documents, by the designee of the Board or the Compensation Committee, and who accepts participation herein in the manner prescribed herein. As a condition of participation in this Plan, an Eligible Executive shall be required to execute (A) a Participation Agreement, pursuant to which the Eligible Executive agrees to the terms of his or her participation in this Plan, (B) a Restrictive Covenants Agreement, and (C) such other documentation as the Board or the Compensation Committee may require in respect of such Eligible Executive. Each Eligible Executive will be designated by the Board or the Compensation Committee in such Eligible Executive’s Participation Agreement as either a Tier II Executive or a Tier III Executive. In the absence of the designation described in the preceding sentence, the Eligible Executive shall be a Tier III Executive.

1.17                        “Employer” means, with respect to an Eligible Executive, the Company, or, if the Eligible Executive is not employed by the Company, then the Affiliate of the Company which employs the Eligible Executive, or any successor thereto.

1.18                        “ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

1.19                        “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, as such law, rules and regulations may be amended from time to time.

1.20                        “Good Reason” means with respect to an Eligible Executive, the occurrence of any one or more of the following events at any time during the Eligible Executive’s employment with the Company or any of its Affiliates:

(A)                               a material reduction in either the Base Salary or the Target Incentive Compensation Amount, other than as part of an across-the-board reduction applicable to all Company executives of no greater than 10%;

(B)                               a material diminution in the Eligible Executive’s authority, duties or responsibilities;

(C)                               any material breach of this Plan or any equity agreement by the Corporation or any of its Affiliates; or

(D)                               the involuntary relocation of the Eligible Executive’s principal place of employment to a location more than thirty-five (35) miles beyond an Eligible Executive’s principal place of employment as of the date on which the Eligible Executive commences participation in the Plan.

Notwithstanding the foregoing, no termination shall be deemed to be for Good Reason unless (i) the Eligible Executive provides the Company or the applicable Affiliate with written notice of the existence of an event described in clause (A), (B), (C) or (D) above, within (60) days following the occurrence thereof, (ii) the Company or the applicable Affiliate does not remedy such event described in clause (A), (B), (C) or (D) above, as applicable, within thirty (30) days following receipt of the notice described in the preceding clause (i), and (iii) the Eligible Executive terminates employment within thirty (30) days following the end of the cure period specified in clause (ii), above.

1.21                        “Non-Change in Control Qualifying Separation” means, at any time other than during a Change in Control Protection Period, either (A) the involuntary termination of an Eligible Executive’s employment by the Employer without Cause (other than a termination due to an Eligible Executive’s death or disability, as determined by the Compensation Committee), or (B) an Eligible Executive’s voluntary termination of such Eligible Executive’s employment with the Employer for Good Reason.

1.22                        “Participation Agreement” means the agreement in substantially the form attached hereto as Exhibit A, or in such other form that the Compensation Committee may determine from time to time.

1.23                        “Person” means any individual, entity, or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act).

1.24                        “Plan” means this Senior Leadership Severance Benefits Plan of YETI Coolers, LLC, as set forth herein, as it may be amended from time to time.

1.25                        “Plan Administrator” means the Compensation Committee or such sub-committee or person or persons appointed from time to time by the Compensation Committee, which appointment may be revoked at any time by the Compensation Committee.

1.26                        “Restrictive Covenants Agreement” means the agreement in substantially the form attached hereto as Exhibit B, or in such other form that the Compensation Committee may determine from time to time.

1.27                        “Section 280G” means Section 280G of the Code and the rules, regulations and guidance promulgated thereunder by the U.S. Department of the Treasury or the U.S. Internal Revenue Service.

1.28                        “Section 409A” means Section 409A of the Code and the rules, regulations and guidance promulgated thereunder by the U.S. Department of the Treasury or the U.S. Internal Revenue Service. For purposes of this Plan, an action or event shall be considered to be “not permitted by Section 409A” if the occurrence of such action or event would cause the imposition of penalty taxes on an Eligible Executive under Section 409A.

1.29                        “Separation Date” means, with respect to an Eligible Executive, the date on which an Eligible Executive incurs a Change in Control Qualifying Separation or a Non-Change in Control Qualifying Separation.

1.30                        “Target Incentive Compensation Amount” means, with respect to an Eligible Executive, an amount equal to the Eligible Executive’s target annual incentive compensation amount for the calendar year in which the Separation Date occurs.

1.31                        “Tier II Executive” means each Eligible Executive designated as a Tier II Executive in the applicable Participation Agreement.

1.32                        “Tier III Executive” means each Eligible Executive designated as a Tier III Executive in the applicable Participation Agreement.

2.                                      SEVERANCE BENEFITS UPON A NON-CHANGE IN CONTROL QUALIFYING SEPARATION.

2.1                               General. If an Eligible Executive incurs a Non-Change in Control Qualifying Separation, such Eligible Executive shall be entitled to receive severance payments and benefits pursuant to the applicable provisions of this Section 2.

2.2                               Non-Change in Control Severance Amounts. Each Eligible Executive who incurs a Non-Change in Control Qualifying Separation shall be entitled to receive the following from the Company:

(A)                               An amount equal to (i) with respect to Tier II Executives, 100%, or (ii) with respect to Tier III Executives, 50%, in either case, of the Eligible Executive’s Base Salary (the “Base Severance Amount”).

(B)                               A pro rata incentive compensation payment for the year in which such termination occurs based on the product of (i) the number of days the Eligible Executive was employed by the Company or his or her Employer during the then current calendar year, divided by 365 and (ii) the annual incentive compensation payment the Eligible Executive would have received had he or she continued employment through the end of the calendar year (assuming all non-formulaic goals were achieved at the average achievement for the formulaic goals for such calendar year).

The Base Severance Amount shall be paid in equal installments over the twelve (12) month period, with respect to Tier II Executives, and six (6) month period, with respect to Tier III Executives, following the Eligible Executive’s termination of employment in accordance with the Company’s normal payroll practices; provided, however, that any amounts due under this sentence that are not paid during the period following the Eligible Executive’s termination of employment because the Eligible Executive has not executed the Release (as defined in Section 4.1 below) shall be paid to the Eligible Executive in a single lump sum on the first payroll date following the last day of any applicable revocation period after the Eligible Executive executes the Release, so long as the Eligible Executive has executed and not revoked the Release in accordance with Section 4.1 below; provided, further, that if the period of time beginning on the Eligible Executive’s termination of employment and ending on the first payroll date following the end of the 60-day review period specified in Section 4.1 below (such period of time, the “Review Period”) spans two calendar years, then, to the extent necessary to avoid any penalties or additional taxes under Section 409A, any amounts that otherwise would have been paid to the Eligible Executive in the first calendar year shall be paid to the Eligible Executive in the second calendar year. The amount payable under Section 2.2(B) shall be paid in a lump sum at the later of (x) the time when annual incentive compensation payments are paid to the Company’s executive officers for the calendar year in which the Eligible Executive’s employment terminates or (y) the 61st day after the date on which the Eligible Executive’s employment terminates.

2.3                               Health Benefits. If an Eligible Executive incurs a Non-Change in Control Qualifying Separation, if the Eligible Executive elects continuation coverage under the Company’s medical plan pursuant to COBRA, the Company shall reimburse the Eligible Executive (provided such reimbursement does not result in taxes or penalties for the Company) for the full amount of the Eligible Executive’s COBRA premium payments for such coverage (including with respect his or her eligible dependents, if applicable) until the earlier of (A) the Eligible Executive’s eligibility for any such coverage under another employer’s or any other medical plan or (B) the date that is twelve (12) months, with respect to Tier II Executives, and six (6) months, with respect to Tier III Executives, following the termination of the Eligible Executive’s employment. The Company shall make any such reimbursement within thirty (30) days following receipt of evidence from the Eligible Executive of the Eligible Executive’s payment of the COBRA premium.

2.4                               Enhanced Severance Benefits Under Certain Circumstances. If (A) a Change in Control occurs during the six (6) month period following an Eligible Executive’s Non-Change in Control Qualifying Separation, and (B) such termination of employment (or the event giving rise to the Eligible Executive’s termination of employment for Good Reason) occurred at the request of a third-party which had taken steps reasonably calculated or intended to effectuate such Change in Control, or otherwise arose in connection with or in anticipation of such Change in Control, then such Eligible Executive shall be entitled receive the following:

(i)                                     The Enhanced Severance Amount, as specified in Section 3, in lieu of the Base Severance Amount, as specified in Section 2, which will be payable as follows:

(x)                                 An amount equal to the difference between (1) the Enhanced Severance Amount that would have otherwise been payable following such Eligible Executive’s termination of employment until the Change in Control, if such termination of employment had constituted a Change in Control Qualifying Separation, and (2) the Base Severance Amount paid to such Eligible Executive during the period following such Eligible Executive’s termination of employment until the Change in Control, shall be paid to such Eligible Executive in a single lump sum at the later of (I) the first payroll date following such Change in Control or (II) the 61st day after the date on which the Eligible Executive’s employment terminates; and

(y)                                 Following the consummation of the Change in Control, the remainder of the Enhanced Severance Amount (after taking into account the Base Severance Amount paid prior to the Change in Control and the payment described in the preceding clause (x)), will be paid in a single lump sum payment at the later of (1) the first payroll date following such Change in Control or (2) the 61st day after the date on which the Eligible Executive’s employment terminates, if permitted by Section 409A, or, if such lump sum payment is not permitted by Section 409A, in equal installments on the payment dates described in the next to the last sentence of Section 2.2 remaining following such Change in Control; and

(ii)                                  The COBRA reimbursements described in Section 2.3, if applicable, for an additional six (6) months.

3.                                      SEVERANCE BENEFITS UPON A CHANGE IN CONTROL QUALIFYING SEPARATION.

3.1                               General. If an Eligible Executive incurs a Change in Control Qualifying Separation, such Eligible Executive shall be entitled to receive severance payments and benefits pursuant to the applicable provisions of this Section 3.

3.2                               Cash Payment. Each Eligible Executive who incurs a Change in Control Qualifying Separation shall be entitled to receive the following from the Company:

(A)                               An amount equal to (i) with respect to Tier II Executives, 150%, or (ii) with respect to Tier III Executives, 100%, in either case, of the sum of the Eligible Executive’s Base Salary plus his or her Target Incentive Compensation Amount at the time of such termination (the “Enhanced Severance Amount”).

(B)                               A pro rata incentive compensation payment for the year in which such termination occurs based on the product of (i) the number of days the Eligible Executive was employed by the Company or the applicable Employer during the then current calendar year, divided by 365 and (ii) the Target Incentive Compensation Amount at the time of such termination.

The Enhanced Severance Amount shall be paid as follows: (x) the portion of the Base Severance Amount that is not subject to Section 409A, plus the difference between the Enhanced Severance Amount and the Base Severance Amount, shall be paid in a single lump sum on the first payroll date following the last day of any applicable revocation period after the Eligible Executive executes the Release, so long as the Eligible Executive has executed and not revoked the Release in accordance with Section 4.1 below; provided, however, that if the Review Period spans two calendar years, then, to the extent necessary to avoid any penalties or additional taxes under Section 409A, any amounts due under this sentence that otherwise would have been paid to the Eligible Executive in the first calendar year shall be paid to the Eligible Executive in the second calendar year; and (y) the remainder of any of the Base Severance Amount shall be paid in equal installments over the twelve (12) month period, with respect to Tier II Executives, and six (6) month period, with respect to Tier III Executives, following such termination in accordance with the Company’s normal payroll practices; provided, however, that any amounts due under this clause (y) that are not paid during the period following the Eligible Executive’s termination of employment because the Eligible Executive has not executed the Release shall be paid to the Eligible Executive in a single lump sum on the first payroll date following the last day of any applicable revocation period after the Eligible Executive executes the Release, so long as the Eligible Executive has executed and not revoked the Release in accordance with Section 4.1 below; provided, further, that if the Review Period spans two calendar years, then, to the extent necessary to avoid any penalties or additional taxes under Section 409A, any amounts due under this clause (y) that otherwise would have been paid to the Eligible Executive in the first calendar year shall be paid to the Eligible Executive in the second calendar year. The amount payable under Section 3.2(B) shall be paid in a lump sum at the later of (1) the time when annual incentive compensation payments are paid to the Company’s executive officers for the calendar year in which the Eligible Executive’s employment terminates or (2) the 61st day after the date on which the Eligible Executive’s employment terminates.

3.3                               Health Benefits. If an Eligible Executive incurs a Change in Control Qualifying Separation, if the Eligible Executive elects continuation coverage under the Company’s medical plan pursuant to COBRA, the Company shall reimburse the Eligible Executive (provided such reimbursement does not result in taxes or penalties for the Company) for the full amount of the Eligible Executive’s COBRA premium payments for such coverage (including with respect his or her eligible dependents, if applicable) until the earlier of (A) the Eligible Executive’s eligibility for any such coverage under another employer’s or any other medical plan or (B) the date that is eighteen (18) months, with respect to Tier II Executives, and twelve (12) months, with respect to Tier III Executives, following the termination of the Eligible Executive’s employment. The Company shall make any such reimbursement within thirty (30) days following receipt of evidence from the Eligible Executive of the Eligible Executive’s payment of the COBRA premium.

4.                                      GENERAL PAYMENT TERMS.

4.1                               Notwithstanding anything herein to the contrary, neither the Company nor any Employer shall be obligated to make any payment under Section 2 or Section 3, as applicable, unless (A) prior to the 60th day following the Change in Control Qualifying Separation or Non-Change in Control Qualifying Separation, as applicable, the Eligible Executive executes a release of all current or future claims, known or unknown, arising on or before the date of the release against the Company, the Corporation, and either of their subsidiaries and the directors, officers, employees and affiliates of any of them, in a form substantially similar to that attached as Exhibit C (the “Release”), with such changes as the Company deems in good faith are required or advisable as a result of changes in applicable law after the Effective Date, and (B) any applicable revocation period has expired during such 60-day period without the Eligible Executive revoking such release.

4.2                               It is expressly understood that the Company’s and any Employer’s payment obligations under Section 2 or Section 3, as applicable, shall cease in the event the Eligible Executive breaches in any material respect any of the agreements in any restrictive covenant agreement between an Eligible Executive and the Company or any subsidiary or affiliate of the Company, including the Restrictive Covenants Agreement executed by such Eligible Executive.

4.3                               An Eligible Executive shall not be required to mitigate the amount of any payment provided for in this Plan by seeking other employment and such amounts shall not be reduced whether or not such Eligible Executive obtains other employment, except as provided in Section 2.3 and Section 3.3, as applicable. Any severance payments payable under this Plan shall not be reduced or offset by any claim the Company may have against the Eligible Executive. The severance payments and benefits provided pursuant to Section 2 or Section 3, as applicable, shall be in place of any other severance payments, benefits or other consideration to which the Eligible Executive may be entitled upon a Change in Control Qualifying Separation or a Non-Change in Control Qualifying Separation, as applicable, including pursuant to any agreement between the Company, the Employer, or any Affiliate, and the Eligible Executive.

4.4                               Notwithstanding anything in this Plan to the contrary, this Plan and any applicable compensation described herein are subject to the terms and conditions of the Company’s or any Employer’s clawback policy (if any) as may be in effect from time to time, including any clawback policy adopted to implement Section 10D of the Exchange Act and any applicable rules or regulations promulgated thereunder (including applicable rules and regulations of any national securities exchange on which the Common Stock may be traded) (the “Compensation Recovery Policy”), and applicable sections of this Plan and any related documents shall be deemed superseded by and subject to the terms and conditions of the Compensation Recovery Policy from and after the effective date thereof.

5.                                      SECTION 280G. In the event that any payments, distributions, benefits or entitlements of any type payable to an Eligible Executive, whether or not payable upon a termination of employment (“Payments”), (A) constitute “parachute payments” within the meaning of Section 280G, and (B) but for this Section 5 would be subject to the excise tax imposed by Section 4999 of the Code (the “Excise Tax”), then the Payments shall be reduced to such lesser amount (the “Reduced Amount”) that would result in no portion of the Payments being subject to the Excise Tax; provided, however, that such Payments shall not be so reduced if a nationally recognized accounting firm selected by the Company in good faith (the “Accountants”) determines that without such reduction the Eligible Executive would be entitled to receive and retain, on a net after-tax basis (including, without limitation, any excise taxes payable under Section 4999 of the Code, federal, state and local income taxes, social security and Medicare taxes and all other applicable taxes, determined by applying the highest marginal rate under Section 1 of the Code and under state and local tax laws which applied (or is likely to apply) to an Eligible Executive’s taxable income for the tax year in which the transaction which causes the application of Section 280G occurs, or such other rate(s) as the Accountants determine to be likely to apply to an Eligible Executive in the relevant tax year(s) in which any of the Payments are expected to be made), an amount that is greater than the amount, on a net after-tax basis, that an Eligible Executive would be entitled to retain upon receipt of the Reduced Amount. Unless the Company and the Eligible Executive otherwise agree in writing, any determination required under this Section 5 shall be made in good faith by the Accountants in a timely manner and shall be binding on the parties absent manifest error. In the event of a reduction of Payments hereunder, the Payments shall be reduced in the order determined by the Accountants that results in the greatest economic benefit to an Eligible Executive in a manner that would not result in subjecting the Eligible Executive to additional taxation under Section 409A. For purposes of making the calculations required by this Section 5, the Accountants may make reasonable assumptions and approximations concerning applicable taxes and may rely on reasonable, good faith interpretations concerning the application of the Code and other applicable legal authority. The Company and the Eligible Executive shall furnish to the Accountants such information and documents as the Accountants may reasonably require in order to make a determination under this Section 5, and the Company shall bear the cost of all fees charged by the Accountants in connection with any calculations contemplated by this Section 5. To the extent requested by an Eligible Executive, the Company shall cooperate with the Eligible Executive in good faith in valuing, and the Accountants shall value, services to be provided by the Eligible Executive (including the Eligible Executive refraining from performing services pursuant to a covenant not to compete) before, on or after the date of the transaction which causes the application of Section 280G such that Payments in respect of such services may be considered to be “reasonable compensation” within the meaning of the regulations under Section 280G. Notwithstanding the foregoing, if the transaction which causes the application of Section 280G occurs at a time during which the Company qualifies under Section 2(a)(i) of Q&A-6 of Treasury Regulation Section 1.280G, upon the request of an Eligible Executive, the Company shall use reasonable efforts to obtain the vote of equity holders described in Q&A-7 of Treasury Regulation Section 1.280G.

6.                                      PLAN ADMINISTRATION.

6.1                               The Plan Administrator shall administer this Plan and may interpret this Plan, prescribe, amend and rescind rules and regulations under this Plan and make all other determinations necessary or advisable for the administration of this Plan, subject to all of the provisions of this Plan.

6.2                               The Plan Administrator may delegate any of its duties hereunder to such Person or Persons from time to time as it may designate.

6.3                               The Plan Administrator is empowered, on behalf of this Plan, to engage accountants, legal counsel and such other personnel as it deems necessary or advisable to assist it in the performance of its duties under this Plan. The functions of any such Persons engaged by the Plan Administrator shall be limited to the specified services and duties for which they are engaged, and such Persons shall have no other duties, obligations or responsibilities under this Plan. Such Persons shall exercise no discretionary authority or discretionary control respecting the management of this Plan. All reasonable expenses of the Plan shall be borne by the Company.

7.                                      PLAN MODIFICATION OR TERMINATION.

Notwithstanding anything herein to the contrary, this Plan may be amended or terminated by the Board or the Compensation Committee at any time with respect to some or all Eligible Executives; provided, however, that no amendment, termination or suspension of this Plan that would be adverse to the interests of any Eligible Executive will be effective except upon one year’s prior written notice to the Eligible Executives unless the adversely affected Eligible Executives consent to such amendment, termination or suspension in writing, except that this Plan may be amended at any time and from time to time to comply with any recapture or “clawback” policy of the Company adopted by the Board, including any clawback policy adopted to comply with Section 10D of the Exchange Act and any applicable rules or regulations promulgated by the United States Securities and Exchange Commission or any national securities exchange or national securities association on which the Common Stock may be traded, as determined by the Plan Administrator. Notwithstanding the foregoing, (A) no termination or amendment that reduces benefits or terminates the participation of an Eligible Executive will be effective if a Change in Control occurs during the one year notice period described in the preceding sentence or if adopted during a Change in Control Protection Period, and (B) following the occurrence of a Change in Control, this Plan may not be terminated or amended in any manner prior to the fifth business day following the second anniversary of a Change in Control without the prior written consent of the applicable Eligible Executive potentially affected thereby.

8.                                      GENERAL PROVISIONS.

8.1                               If the Company or any Affiliate is obligated by law or by contract to pay separation pay, a termination indemnity, notice pay, or the like, or if the Company or any Affiliate is obligated by law to provide advance notice of separation to an Eligible Executive (a “Notice Period”), then any payments to the Eligible Executive pursuant to Section 2 or Section 3 shall be reduced by the amount of any such severance pay, termination indemnity, notice pay or the like, as applicable, and by the amount of any compensation received during any Notice Period.

8.2                               Neither the establishment of this Plan, nor any modification thereof, nor the creation of any fund, trust or account, nor the payment of any benefits shall be construed as giving any Eligible Executive, or any Person whomsoever, the right to be retained in the service of the Company or any

Affiliate, and all Eligible Executives shall remain subject to discharge to the same extent as if this Plan had never been adopted.

8.3                               If any provision of this Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and this Plan shall be construed and enforced as if such provisions had not been included.

8.4                               The headings and captions herein are provided for reference and convenience only, shall not be considered part of this Plan, and shall not be employed in the construction of this Plan. Similarly, the use of the masculine gender with respect to pronouns herein is for purposes of convenience and refers to either sex who may be an Eligible Executive. Unless otherwise specified, all Section references herein are to this Plan. Any reference to a day or days herein refers to a calendar day or days unless otherwise stated.

8.5                               This Plan shall not be funded. No Eligible Executive shall have any right to, or interest in, any assets of the Company (or any of its Affiliates) which may be applied by the Company (or any of its Affiliates) to the payment of benefits or other rights under this Plan. Nothing contained in this Plan, and no action taken pursuant to this Plan, shall create or be construed to create a trust of any kind, or a fiduciary relationship, between the Company (or any of its Affiliates) and any Eligible Executive or any other Person. The rights of each Eligible Executive or each Eligible Executive’s estate to benefits under this Plan shall be solely those of an unsecured creditor of the Employer.

8.6                               Any notice or other communication required or permitted pursuant to the terms hereof shall have been duly given when delivered or mailed by United States Mail, first class, postage prepaid, addressed to the intended recipient at his, her or its last known address.

8.7                               All benefits hereunder shall be reduced by applicable tax or similar withholding and shall be subject to applicable tax reporting, as determined by the Plan Administrator.

8.8                               Following the Separation Date, if and to the extent requested by the Board, each Eligible Executive, as applicable, agrees to (A) resign from the Board and from all fiduciary positions (including, without limitation, as trustee) and all other offices and positions such Eligible Executive holds with the Company and its Affiliates; provided, however, that if the Eligible Executive refuses to tender such resignation after the Board has made such request, then the Board will be empowered to tender the Eligible Executive’s resignation or remove the Eligible Executive from such offices and positions; and (B) assign back to the Company all stock or other equity securities of all Affiliates that he or she may own as a result of the Company issuing such stock or equity securities to the Eligible Executive as a nominee or Company-designee.

9.                                      SUCCESSORS; BINDING AGREEMENT.

9.1                               Successors of the Company. The Company shall require any successor (and its parent, if applicable) who shall purchase all or substantially all of the business and/or assets of the Company (whether direct or indirect, by purchase, merger, consolidation or otherwise) to expressly assume and agree in writing to maintain this Plan in the same manner and to the same extent that the Company would be required to maintain it; provided that no such agreement shall be required if the successor (and its parent, if applicable) shall be or remain so obligated by operation of law. As used in this Section 9.1, the “Company” shall mean the Company as hereinbefore defined and any successor to its business and/or assets as aforesaid which assumes and agrees to maintain this Plan or which otherwise becomes bound by all the terms and provisions hereof by operation of law.

9.2                               Eligible Executive’s Heirs, etc. This Plan shall inure to the benefit of and be enforceable by each Eligible Executive’s personal or legal representatives, executors, administrators, heirs, distributees, devisees and legatees. If an Eligible Executive should die while any amounts or benefits would still be payable to the Eligible Executive hereunder as if the Eligible Executive had continued to live, all such amounts and benefits, unless otherwise provided herein, shall be paid or provided in accordance with the terms hereof to the Eligible Executive’s designee or, if there be no such designee, to the Eligible Executive’s estate. When a payment is due under this Plan to a severed Eligible Executive who is unable to care for his or her affairs, payment may be made directly to the Eligible Executive’s legal guardian or personal representative.

9.3                               Non-Alienation. Except by will or intestacy as set forth in Section 9.2, no right, benefit or interest of any Eligible Executive hereunder shall be subject to anticipation, alienation, sale, assignment, encumbrance, charge, pledge, hypothecation, or set-off in respect of any claim, debt or obligation, or to execution, attachment, levy or similar process, or assignment by operation of law. Any attempt, voluntary or involuntary, to effect any action specified in the immediately preceding sentence shall, to the full extent permitted by law, be null, void and of no effect.

10.                               SECTION 409A.

10.1                        General. Payments and benefits under this Plan are intended to comply with Section 409A to the extent subject thereto, and, accordingly, to the maximum extent permitted, this Plan shall be interpreted and administered to be in compliance therewith.

10.2                        Separation from Service. Notwithstanding anything contained herein to the contrary, to the extent required in order to avoid accelerated taxation and/or tax penalties under Section 409A, an Eligible Executive shall not be considered to have terminated employment with the Employer for purposes of this Plan and no payments shall be due to the Eligible Executive under this Plan until the Eligible Executive would be considered to have incurred a “separation from service” from the Employer within the meaning of Section 409A.

10.3                        Delay for Specified Employees. Notwithstanding any provisions of this Plan to the contrary, if an Eligible Executive is a “specified employee” (within the meaning of Section 409A and determined pursuant to policies adopted by the Employer consistent with Section 409A) at the time of the Eligible Executive’s separation from service and if any portion of the payments or benefits to be received by the Eligible Executive upon separation from service would be considered deferred compensation under Section 409A and cannot be paid or provided to the Eligible Executive without incurring taxes, interest or penalties under Section 409A, amounts that would otherwise be payable pursuant to this Plan and benefits that would otherwise be provided pursuant to this Plan, in each case, during the six-month period immediately following the Eligible Executive’s separation from service will instead be paid or made available on the earlier of (A) the first day of the seventh month after the date of the Eligible Executive’s separation from service and (B) the Eligible Executive’s death.

10.4                        Separate Payments. Each payment under this Plan shall be considered a “separate payment” and not one of a series of payments for purposes of Section 409A.

11.                               CHOICE OF LAW/DISPUTE RESOLUTION.

This Plan shall be governed by, and construed in accordance with, the internal, substantive laws of the State of Texas. Any dispute or controversy arising under, out of, or in connection with this Plan (other than any restrictive covenant agreement that an Eligible Executive may be required to enter into)

shall, at the election and upon written demand of either party, be finally determined and settled by binding arbitration in the City of Austin, Texas, in accordance with the Labor Arbitration rules and procedures of the American Arbitration Association, and judgment upon the award may be entered in any court having jurisdiction thereof. The Company and the Eligible Executive shall share the costs of the arbitration and each party shall bear its own attorneys’ and accountants’ fees in connection therewith, including as incurred in any litigation to enforce any arbitration award. Notwithstanding the foregoing, in respect of any termination of an Eligible Executive’s employment during the Change in Control Protection Period, in the event of a dispute between the Company and an Eligible Executive under this Plan, the Company shall reimburse such Eligible Executive for all reasonable legal fees and expenses incurred by such Eligible Executive if the Eligible Executive prevails in the dispute resolution process, and if the Eligible Executive does not prevail, the Eligible Executive and the Company shall be responsible for their own respective legal fees and expenses.

EXHIBIT A

FORM OF PARTICIPATION AGREEMENT

(see attached)

YETI COOLERS, LLC

PARTICIPATION AGREEMENT

This PARTICIPATION AGREEMENT (this “Agreement”) is entered into this       day of    , 2018, between YETI Coolers, LLC, a Delaware limited liability company (the “Company”), and         (“Eligible Executive”).

WHEREAS, the Board of Directors of YETI Holdings, Inc., a Delaware corporation (the “Corporation”), has approved and adopted the YETI Coolers, LLC Senior Leadership Severance Benefits Plan (the “Plan”), with such approval effective as of    , 2018; and

WHEREAS, Eligible Executive’s participation in the Plan requires execution of this Agreement in order to receive benefits under the Plan.

NOW THEREFORE, in consideration of the promises and agreements contained herein and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and intending to be legally bound, Eligible Executive agrees as follows:

1.                                      Effective Date. This Agreement will be binding immediately upon its execution, but, notwithstanding any provision of this Agreement to the contrary, this Agreement will not become effective or operative (and neither party will have any obligation hereunder) until the date on which the Plan becomes effective and operative pursuant to the terms thereof (such date, the “Effective Date”). Capitalized terms used herein shall have the same meanings as those defined in the Plan.

2.                                      Participation in the Plan. The Company confirms that Eligible Executive has been designated as a participant in the Plan as a Tier [II]/[III] Executive pursuant to the terms of the Plan, contingent on Eligible Executive’s execution of this Agreement.

3.                                      No Duplication of Payments or Benefits. The severance payments and benefits provided pursuant to Section 2 or Section 3, as applicable, of the Plan, shall be in place of any other severance payments, benefits or other consideration to which Eligible Executive may be entitled upon a Change in Control Qualifying Separation or a Non-Change in Control Qualifying Separation, as applicable, including pursuant to any agreement between the Company, the Employer, or any Affiliate, and Eligible Executive.

4.                                      Eligible Executive Acceptance and Release. Eligible Executive hereby accepts participation in the Plan and acknowledges and agrees to the obligations imposed on Eligible Executive under the Plan. Eligible Executive acknowledges and agrees that as of the Effective Date, in consideration of the Eligible Executive’s participation in the Plan and the benefits that may become payable to Eligible Executive under the Plan, the [insert description of employment agreement, if any] (the “Employment Agreement”) is hereby terminated and is of no further force or effect, and that Eligible Executive has no entitlement to any future payments or benefits under the Employment Agreement. As a condition precedent to Eligible Executive’s participation in the Plan, Eligible Executive is executing and delivering to the Company a copy of the Restrictive Covenants Agreement attached hereto as Exhibit A.

5.                                      No Inducement. Eligible Executive agrees and acknowledges that no representations, promises or inducements have been made by the Company to induce Eligible Executive to enter into this Agreement other than as set forth herein.

[SIGNATURES ON FOLLOWING PAGE]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first written above.

YETI COOLERS, LLC

By:
Name:	Matthew J. Reintjes
Title:	Chief Executive Officer

[Name]

Exhibit A

Restrictive Covenants Agreement

(see attached)

YETI COOLERS, LLC

RESTRICTIVE COVENANTS AGREEMENT

THIS RESTRICTIVE COVENANTS AGREEMENT (this “Agreement”) is made and entered into as of    , 2018, by and between YETI Coolers, LLC (the “Company”) and           (“Eligible Executive”).

In consideration of the mutual covenants contained herein and other good and valuable consideration (including a Participation Agreement to be entered into between the Company and Eligible Executive on the date hereof pursuant to the YETI Coolers, LLC Senior Leadership Severance Benefits Plan (the “Severance Benefits Plan”) and in consideration for Eligible Executive’s receipt of specialized training, trade secrets and Confidential Information), the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.                                      Competitive Activity; Confidentiality; Non-solicitation.

(a)                                 Acknowledgements and Agreements. Eligible Executive hereby acknowledges and agrees that in the performance of Eligible Executive’s duties to the Company, Eligible Executive will be brought into frequent contact with existing and potential customers of the Company throughout the world. Eligible Executive also agrees that trade secrets and Confidential Information of the Company, more fully described in subparagraph 1(j)(i), gained by Eligible Executive during Eligible Executive’s association with the Company, have been developed by the Company through substantial expenditures of time, effort and money and constitute valuable and unique property of the Company. Eligible Executive further understands and agrees that the foregoing makes it necessary for the protection of the Company’s Business that Eligible Executive not compete with the Company during the period of Eligible Executive’s employment with the Company and not compete with the Company for a reasonable period thereafter, as further provided in the following subparagraphs.

(b)                                 Covenants During Employment. During Eligible Executive’s employment with the Company, Eligible Executive will not compete with the Company anywhere in the world. In accordance with this restriction, but without limiting its terms, during Eligible Executive’s employment with the Company, Eligible Executive will not:

(i)                                     enter into or engage in any business which competes with the Company’s Business;

(ii)                                  solicit customers, business, patronage or orders for, or sell, any products or services in competition with, or for any business that competes with, the Company’s Business;

(iii)                               divert, entice or otherwise take away any customers, business, patronage or orders of the Company or attempt to do so; or

(iv)                              promote or assist, financially or otherwise, any person, firm, association, partnership, corporation or other entity engaged in any business which competes with the Company’s Business.

(c)                                  Covenants Following Termination. For a period of [twelve (12) months/six (6) months] following the termination of Eligible Executive’s employment for any reason, Eligible Executive will not:

(i)                                     enter into or engage in any business which competes with the Company’s Business within the Restricted Territory (as defined in subparagraph 1(g));

(ii)                                  solicit customers, business, patronage or orders for, or sell, any products and services in competition with, or for any business, wherever located, that competes with, the Company’s Business within the Restricted Territory;

(iii)                               divert, entice or otherwise take away any customers, business, patronage or orders of the Company within the Restricted Territory, or attempt to do so; or

(iv)                              promote or assist, financially or otherwise, any person, firm, association, partnership, corporation or other entity engaged in any business which competes with the Company’s Business within the Restricted Territory.

(d)                                 Indirect Competition. For the purposes of subparagraphs 1(b) and 1(c), but without limiting such provisions, Eligible Executive will be in violation thereof if Eligible Executive engages in any or all of the activities set forth therein directly as an individual on Eligible Executive’s own account, or indirectly as a partner, joint venturer, employee, agent, salesperson, consultant, officer and/or director of any firm, association, partnership, corporation or other entity, or as a stockholder of any corporation (or owner of any other type of equity interest in any entity) in which Eligible Executive or Eligible Executive’s spouse (to the extent Eligible Executive and Eligible Executive’s spouse are not legally separated), minor child or parent sharing the same household as Eligible Executive owns, directly or indirectly, individually or in the aggregate, more than one percent (1%) of the outstanding stock.

(e)                                  The Company. For the purposes of this paragraph 1, the Company shall also include any and all direct and indirect subsidiary, parent, affiliated, or related companies of the Company for which Eligible Executive worked or had responsibility at the time of termination of Eligible Executive’s employment and at any time during the two (2) year period prior to such termination.

(f)                                   The Company’s Business. For the purposes of subparagraphs 1(a), 1(b), 1(c), 1(i), and 1(l), the “Company’s Business” means the design, manufacture, distribution and sale of the products sold by the Company through retail and eCommerce channels during Eligible Executive’s employment with the Company and the products anticipated by the Company’s product roadmap, advertised on the Company’s website or described in any other marketing materials of the Company during Eligible Executive’s

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employment with the Company, including, without limitation, hard coolers (including water coolers), soft coolers, beverageware (including insulated drinkware such as cups, coozies, hydration bottles and jugs), bags (including duffel bags and backpacks), camp furniture, storage products, gear and accessories.

(g)                                  Restricted Territory. For the purposes of subparagraph 1(c), the “Restricted Territory” shall mean (i) the United States and Canada; and/or (ii) all of the specific customer accounts, whether within or outside of the geographic area described in (i) above, with which Eligible Executive had any contact or for which Eligible Executive had any responsibility (either direct or supervisory) at the time of termination of Eligible Executive’s employment and at any time during the two (2) year period prior to such termination.

(h)                                 Extension. If it shall be judicially determined that Eligible Executive has violated any of Eligible Executive’s obligations under subparagraph 1(c), then the period applicable to each obligation that Eligible Executive shall have been determined to have violated shall automatically be extended by a period of time equal in length to the period during which such violation(s) occurred.

(i)                                     Non-Solicitation; Non-Association. Eligible Executive will not directly or indirectly at any time during the period of Eligible Executive’s employment or for a period of [twelve (12) months/six (6) months] thereafter, attempt to disrupt, damage, impair or interfere with the Company’s Business by raiding any of the Company’s employees, soliciting any of them to resign from their employment by the Company or associating with any of them for the express purpose of encouraging them to resign from their employment by the Company, or by disrupting the relationship between the Company and any of its consultants, agents or representatives. Eligible Executive acknowledges that this covenant is necessary to enable the Company to maintain a stable workforce and remain in business.

(j)                                    Further Covenants.

(i)                                     Eligible Executive will keep in strict confidence, and will not, directly or indirectly, at any time during or after Eligible Executive’s employment with the Company, disclose, furnish, disseminate, make available or, except in the course of performing Eligible Executive’s duties of employment, use any trade secrets or confidential business and technical information of the Company or its customers or vendors, without limitation as to when or how Eligible Executive may have acquired such information ( “Confidential Information”), except (A) as required in the performance of Eligible Executive’s duties to the Company, (B) to the extent that Eligible Executive is required by law, or requested by subpoena, court order or governmental, regulatory or self-regulatory body with apparent authority to disclose any Confidential Information (provided that in such case, Eligible Executive shall (x) provide the Board, to the extent legally permitted, with notice as soon as practicable following such request that such disclosure has been requested or is or may be required, (y) reasonably cooperate with the Company, at the Company’s expense, in protecting, to the maximum extent

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legally permitted, the confidential or proprietary nature of such Confidential Information, and (z) disclose only that Confidential Information which Eligible Executive is legally required to disclose), (C) disclosing information that has been or is hereafter made public through no act or omission of Eligible Executive in violation of this Agreement or any other confidentiality obligation or duty owed to the Company, (D) disclosing information and documents to Eligible Executive’s attorney or tax adviser for the purpose of securing legal or tax advice (provided that such advisors agree to keep such information confidential), or (E) disclosing information and documents to the extent reasonably appropriate in connection with any litigation between Eligible Executive and the Company. Such Confidential Information shall include, without limitation, the Company’s unique selling, manufacturing and servicing methods and business techniques, training, service and business manuals, promotional materials, training courses and other training and instructional materials, vendor and product information, customer and prospective customer lists, other customer and prospective customer information and other business information. Eligible Executive specifically acknowledges that all such Confidential Information, whether reduced to writing, maintained on any form of electronic media, or maintained in Eligible Executive’s mind or memory and whether compiled by the Company, and/or Eligible Executive, derives independent economic value from not being readily known to or ascertainable by proper means by others who can obtain economic value from its disclosure or use, that reasonable efforts have been made by the Company to maintain the secrecy of such information, that such information is the sole property of the Company and that any retention and use of such information by Eligible Executive during Eligible Executive’s employment with the Company (except in the course of performing Eligible Executive’s duties and obligations to the Company) or after the termination of Eligible Executive’s employment shall constitute a misappropriation of the Company’s trade secrets.

(ii)           The U.S. Defend Trade Secrets Act of 2016 (“DTSA”) provides that an individual shall not be held criminally or civilly liable under any federal or state trade secret law for the disclosure of a trade secret that (A) is made in confidence to a federal, state or local government official, either directly or indirectly, or to an attorney, and solely for the purpose of reporting or investigating a suspected violation of law; or (B) is made in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal. In addition, the DTSA provides that an individual who files a lawsuit for retaliation by an employer for reporting a suspected violation of law may disclose the trade secret to the attorney of the individual and use the trade secret information in the court proceeding, if the individual files any document containing the trade secret under seal and does not disclose the trade secret, except pursuant to court order.

(iii)          Eligible Executive agrees that upon termination of Eligible Executive’s employment with the Company, for any reason, Eligible Executive shall return to the Company, in good condition, all property of the Company, including without limitation, the originals and all copies of any materials which

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contain, reflect, summarize, describe, analyze or refer or relate to any items of information listed in subparagraph 1(j)(i) of this Agreement. In the event that such items are not so returned, the Company will have the right to charge Eligible Executive for all reasonable damages, costs, attorneys’ fees and other expenses incurred in searching for, taking, removing and/or recovering such property.

(iv)          Nothing in this Agreement prevents Eligible Executive from providing, without prior notice to the Company, information to governmental authorities regarding possible legal violations or otherwise testifying or participating in any investigation or proceeding by any governmental authorities regarding possible legal violations, and for purpose of clarity Eligible Executive is not prohibited from providing information voluntarily to the United States Securities and Exchange Commission pursuant to Section 21F of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, as such law, rules and regulations may be amended from time to time.

(k)                                 Discoveries and Inventions; Work Made for Hire.

(i)            Eligible Executive agrees that upon conception and/or development of any idea, discovery, invention, improvement, software, writing or other material or design that: (A) relates to the business of the Company, or (B) relates to the Company’s actual or demonstrably anticipated research or development, or (C) results from any work performed by Eligible Executive for the Company, Eligible Executive will assign to the Company the entire right, title and interest in and to any such idea, discovery, invention, improvement, software, writing or other material or design. Eligible Executive has no obligation to assign any idea, discovery, invention, improvement, software, writing or other material or design that Eligible Executive conceives and/or develops entirely on Eligible Executive’s own time without using the Company’s equipment, supplies, facilities, or trade secret information unless the idea, discovery, invention, improvement, software, writing or other material or design either: (x) relates to the business of the Company, or (y) relates to the Company’s actual or demonstrably anticipated research or development, or (z) results from any work performed by Eligible Executive for the Company. Eligible Executive agrees that any idea, discovery, invention, improvement, software, writing or other material or design that relates to the business of the Company or relates to the Company’s actual or demonstrably anticipated research or development which is conceived or suggested by Eligible Executive, either solely or jointly with others, within one (1) year following termination of Eligible Executive’s employment with the Company shall be presumed to have been so made, conceived or suggested in the course of such employment with the use of the Company’s equipment, supplies, facilities, and/or trade secrets.

(ii)           In order to determine the rights of Eligible Executive and the Company in any idea, discovery, invention, improvement, software, writing or other material, and to insure the protection of the same, Eligible Executive agrees that during Eligible Executive’s employment, and, to the extent related to the

5

Company’s Business, for one (1) year after termination of Eligible Executive’s employment with the Company, Eligible Executive will disclose immediately and fully to the Company any idea, discovery, invention, improvement, software, writing or other material or design conceived, made or developed by Eligible Executive solely or jointly with others. The Company agrees to keep any such disclosures confidential. Eligible Executive also agrees during Eligible Executive’s employment, and, to the extent related to the Company’s Business, for one (1) year after termination of Executive’s employment, to record descriptions of all work in the manner directed by the Company and agrees that all such records and copies, samples and experimental materials will be the exclusive property of the Company. Eligible Executive agrees that at the request of and without charge to the Company, but at the Company’s expense, Eligible Executive will execute a written assignment of the idea, discovery, invention, improvement, software, writing or other material or design to the Company and will assign to the Company any application for letters patent or for trademark registration made thereon, and to any common-law or statutory copyright therein; and that Eligible Executive will do whatever may be necessary or desirable to enable the Company to secure any patent, trademark, copyright, or other property right therein in the United States and in any foreign country, and any division, renewal, continuation, or continuation in part thereof, or for any reissue of any patent issued thereon. In the event the Company is unable, after reasonable effort, and in any event after ten business days, to secure Eligible Executive’s signature on a written assignment to the Company of any application for letters patent or to any common-law or statutory copyright or other property right therein, whether because of Eligible Executive’s physical or mental incapacity or for any other reason whatsoever, Eligible Executive irrevocably designates and appoints the Corporate Secretary of the Company as Eligible Executive’s attorney-in-fact to act on Eligible Executive’s behalf to execute and file any such application and to do all other lawfully permitted acts to further the prosecution and issuance of such letters patent, copyright or trademark.

(iii)          Eligible Executive acknowledges that, to the extent permitted by law, all software, programs, source codes, work papers, reports, documentation, drawings, photographs, negatives, tapes and masters thereof, prototypes and other materials (hereinafter, “items”), including without limitation, any and all such items generated and maintained on any form of electronic media, generated by Eligible Executive during Eligible Executive’s employment with the Company shall be considered a “work made for hire” and that ownership of any and all copyrights in any and all such items shall belong to the Company. The item will recognize the Company as the copyright owner, will contain all proper copyright notices, e.g., “(creation date) YETI Coolers, LLC, All Rights Reserved,” and will be in condition to be registered or otherwise placed in compliance with registration or other statutory requirements throughout the world.

(l)                                     Communication of Contents of Agreement. During Eligible Executive’s employment and for [twelve (12) months/six (6) months] thereafter, Eligible Executive will communicate the contents of paragraph 1 of this Agreement to any person, firm,

6

association, partnership, corporation or other entity that Eligible Executive intends to be employed by, associated with, or represent.

(m)                             Confidentiality Agreements. Eligible Executive agrees that Eligible Executive shall not disclose to the Company or induce the Company to use any secret or Confidential Information belonging to Eligible Executive’s former employers. Except as indicated, Eligible Executive warrants that Eligible Executive is not bound by the terms of a confidentiality agreement or other agreement with a third party that would preclude or limit Eligible Executive’s right to work for the Company and/or disclose to the Company any ideas, inventions, discoveries, improvements or designs or other information that may be conceived during employment with the Company. Eligible Executive agrees to provide the Company with a copy of any and all agreements with a third party that preclude or limit Eligible Executive’s right to make disclosures or to engage in any other activities contemplated by Eligible Executive’s employment with the Company.

(n)                                 Relief. Eligible Executive acknowledges and agrees that the remedy at law available to the Company for breach of any of Eligible Executive’s obligations under this Agreement would be inadequate. Eligible Executive therefore agrees that, in addition to any other rights or remedies that the Company may have at law or in equity, temporary and permanent injunctive relief may be granted in any proceeding which may be brought to enforce any provision contained in subparagraphs 1(b), 1(c), 1(i), 1(j), 1(k), 1(l) and 1(m) of this Agreement, without the necessity of proof of actual damage.

(o)                                 Reasonableness. Eligible Executive acknowledges that Eligible Executive’s obligations under this Agreement are reasonable in the context of the nature of the Company’s Business and the competitive injuries likely to be sustained by the Company if Eligible Executive were to violate such obligations. Eligible Executive further acknowledges that this Agreement is made in consideration of, and is adequately supported by the agreement of the Company to perform its obligations under this Agreement and by other consideration, which Eligible Executive acknowledges constitutes good, valuable and sufficient consideration.

2.                                      Notices. Any notice to the Company provided for herein shall be in writing to the Company, marked Attention: General Counsel, and any notice to Eligible Executive shall be addressed to said Eligible Executive at Eligible Executive’s address on file with the Company at the time of such notice. Except as otherwise provided herein, any written notice shall be deemed to be duly given if and when delivered personally or deposited in the United States mail, first class registered mail, postage and fees prepaid, and addressed as aforesaid. Any party may change the address to which notices are to be given hereunder by written notice to the other party as herein specified (provided that for this purpose any mailed notice shall be deemed given on the third business day following deposit of the same in the United States mail).

3.                                      Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid or unenforceable in any respect under any applicable law, such invalidity or unenforceability shall not affect any other provision, but this Agreement shall

7

be reformed, construed and enforced as if such invalid or unenforceable provision had never been contained herein.

4.                                      Complete Agreement. This Agreement embodies the complete agreement and understanding between the parties with respect to the subject matter hereof and effective as of its date supersedes and preempts any prior understandings, agreements or representations by or between the parties, written or oral, which may have related to the subject matter hereof in any way; provided that this Agreement shall not in any way alter, limit, supersede, preempt or otherwise affect any restrictive covenant obligations to which Eligible Executive is bound in any other agreement between Eligible Executive and the Company or any of its subsidiaries or affiliates.

5.                                      Headings. The headings herein have been inserted for convenience only and shall not be deemed to limit or otherwise affect any of the provisions of this Agreement.

6.                                      Counterparts; Effectiveness. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which shall constitute one and the same Agreement. The exchange of copies of this Agreement and executed signature pages hereto by facsimile transmission shall constitute effective execution and delivery of this Agreement and may be used in lieu of the original Agreement for all purposes.

7.                                      Successors and Assigns. This Agreement shall bind and inure to the benefit of and be enforceable by Eligible Executive, the Company and their respective heirs, executors, personal representatives, successors and assigns, except that neither party may assign any rights or delegate any obligations hereunder without the prior written consent of the other party. Eligible Executive hereby consents to the assignment by the Company of all of its rights and obligations hereunder to any successor to the Company by merger or consolidation or purchase of all or substantially all of the Company’s assets, provided such transferee or successor assumes the liabilities of the Company hereunder.

8.                                      Choice of Law. This Agreement shall be governed by, and construed in accordance with. the internal, substantive laws of the State of Texas. Eligible Executive agrees that the state and federal courts located in the State of Texas shall have jurisdiction in any action, suit or proceeding against Eligible Executive based on or arising out of this Agreement and Eligible Executive hereby: (a) submits to the personal jurisdiction of such courts; (b) consents to service of process in connection with any action, suit or proceeding against Eligible Executive; and (c) waives any other requirement (whether imposed by statute, rule of court or otherwise) with respect to personal jurisdiction, venue or service of process.

9.                                      Amendment and Waiver. The provisions of this Agreement may be amended or waived only with the prior written consent of the Company and Eligible Executive, and no course of conduct or failure or delay in enforcing the provisions of this Agreement shall affect the validity, binding effect or enforceability of this Agreement.

10.                               Operation of Agreement. This Agreement will be binding immediately upon its execution, but, notwithstanding any provision of this Agreement to the contrary, this Agreement will not become effective or operative (and neither party will have any obligation hereunder)

8

until the date on which the Severance Benefits Plan becomes effective and operative pursuant to the terms thereof.

[SIGNATURES ON FOLLOWING PAGE]

9

IN WITNESS WHEREOF, the Company has caused this Agreement to be executed and Eligible Executive has set Eligible Executive’s hand hereto on the day and year first above written.

YETI COOLERS, LLC

By:
Name: Matthew J. Reintjes
Title: Chief Executive Officer

[Name]

EXHIBIT B

FORM OF RESTRICTIVE COVENANTS AGREEMENT

(see attached)

YETI COOLERS, LLC

RESTRICTIVE COVENANTS AGREEMENT

THIS RESTRICTIVE COVENANTS AGREEMENT (this “Agreement”) is made and entered into as of                     , 2018, by and between YETI Coolers, LLC (the “Company”) and                    (“Eligible Executive”).

In consideration of the mutual covenants contained herein and other good and valuable consideration (including a Participation Agreement to be entered into between the Company and Eligible Executive on the date hereof pursuant to the YETI Coolers, LLC Senior Leadership Severance Benefits Plan (the “Severance Benefits Plan”) and in consideration for Eligible Executive’s receipt of specialized training, trade secrets and Confidential Information), the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.                                      Competitive Activity; Confidentiality; Non-solicitation.

(a)                                 Acknowledgements and Agreements. Eligible Executive hereby acknowledges and agrees that in the performance of Eligible Executive’s duties to the Company, Eligible Executive will be brought into frequent contact with existing and potential customers of the Company throughout the world. Eligible Executive also agrees that trade secrets and Confidential Information of the Company, more fully described in subparagraph 1(j)(i), gained by Eligible Executive during Eligible Executive’s association with the Company, have been developed by the Company through substantial expenditures of time, effort and money and constitute valuable and unique property of the Company. Eligible Executive further understands and agrees that the foregoing makes it necessary for the protection of the Company’s Business that Eligible Executive not compete with the Company during the period of Eligible Executive’s employment with the Company and not compete with the Company for a reasonable period thereafter, as further provided in the following subparagraphs.

(b)                                 Covenants During Employment. During Eligible Executive’s employment with the Company, Eligible Executive will not compete with the Company anywhere in the world. In accordance with this restriction, but without limiting its terms, during Eligible Executive’s employment with the Company, Eligible Executive will not:

(i)            enter into or engage in any business which competes with the Company’s Business;

(ii)           solicit customers, business, patronage or orders for, or sell, any products or services in competition with, or for any business that competes with, the Company’s Business;

(iii)          divert, entice or otherwise take away any customers, business, patronage or orders of the Company or attempt to do so; or

(iv)          promote or assist, financially or otherwise, any person, firm, association, partnership, corporation or other entity engaged in any business which competes with the Company’s Business.

(c)                                  Covenants Following Termination. For a period of [twelve (12) months/six (6) months] following the termination of Eligible Executive’s employment for any reason, Eligible Executive will not:

(i)            enter into or engage in any business which competes with the Company’s Business within the Restricted Territory (as defined in subparagraph 1(g));

(ii)           solicit customers, business, patronage or orders for, or sell, any products and services in competition with, or for any business, wherever located, that competes with, the Company’s Business within the Restricted Territory;

(iii)          divert, entice or otherwise take away any customers, business, patronage or orders of the Company within the Restricted Territory, or attempt to do so; or

(iv)          promote or assist, financially or otherwise, any person, firm, association, partnership, corporation or other entity engaged in any business which competes with the Company’s Business within the Restricted Territory.

(d)                                 Indirect Competition. For the purposes of subparagraphs 1(b) and 1(c), but without limiting such provisions, Eligible Executive will be in violation thereof if Eligible Executive engages in any or all of the activities set forth therein directly as an individual on Eligible Executive’s own account, or indirectly as a partner, joint venturer, employee, agent, salesperson, consultant, officer and/or director of any firm, association, partnership, corporation or other entity, or as a stockholder of any corporation (or owner of any other type of equity interest in any entity) in which Eligible Executive or Eligible Executive’s spouse (to the extent Eligible Executive and Eligible Executive’s spouse are not legally separated), minor child or parent sharing the same household as Eligible Executive owns, directly or indirectly, individually or in the aggregate, more than one percent (1%) of the outstanding stock.

(e)                                  The Company. For the purposes of this paragraph 1, the Company shall also include any and all direct and indirect subsidiary, parent, affiliated, or related companies of the Company for which Eligible Executive worked or had responsibility at the time of termination of Eligible Executive’s employment and at any time during the two (2) year period prior to such termination.

(f)                                   The Company’s Business. For the purposes of subparagraphs 1(a), 1(b), 1(c), 1(i), and 1(l), the “Company’s Business” means the design, manufacture, distribution and sale of the products sold by the Company through retail and eCommerce channels during Eligible Executive’s employment with the Company and the products anticipated by the Company’s product roadmap, advertised on the Company’s website or described in any other marketing materials of the Company during Eligible Executive’s

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employment with the Company, including, without limitation, hard coolers (including water coolers), soft coolers, beverageware (including insulated drinkware such as cups, coozies, hydration bottles and jugs), bags (including duffel bags and backpacks), camp furniture, storage products, gear and accessories.

(g)                                  Restricted Territory. For the purposes of subparagraph 1(c), the “Restricted Territory” shall mean (i) the United States and Canada; and/or (ii) all of the specific customer accounts, whether within or outside of the geographic area described in (i) above, with which Eligible Executive had any contact or for which Eligible Executive had any responsibility (either direct or supervisory) at the time of termination of Eligible Executive’s employment and at any time during the two (2) year period prior to such termination.

(h)                                 Extension. If it shall be judicially determined that Eligible Executive has violated any of Eligible Executive’s obligations under subparagraph 1(c), then the period applicable to each obligation that Eligible Executive shall have been determined to have violated shall automatically be extended by a period of time equal in length to the period during which such violation(s) occurred.

(i)                                     Non-Solicitation; Non-Association. Eligible Executive will not directly or indirectly at any time during the period of Eligible Executive’s employment or for a period of [twelve (12) months/six (6) months] thereafter, attempt to disrupt, damage, impair or interfere with the Company’s Business by raiding any of the Company’s employees, soliciting any of them to resign from their employment by the Company or associating with any of them for the express purpose of encouraging them to resign from their employment by the Company, or by disrupting the relationship between the Company and any of its consultants, agents or representatives. Eligible Executive acknowledges that this covenant is necessary to enable the Company to maintain a stable workforce and remain in business.

(j)                                    Further Covenants.

(i)                                     Eligible Executive will keep in strict confidence, and will not, directly or indirectly, at any time during or after Eligible Executive’s employment with the Company, disclose, furnish, disseminate, make available or, except in the course of performing Eligible Executive’s duties of employment, use any trade secrets or confidential business and technical information of the Company or its customers or vendors, without limitation as to when or how Eligible Executive may have acquired such information ( “Confidential Information”), except (A) as required in the performance of Eligible Executive’s duties to the Company, (B) to the extent that Eligible Executive is required by law, or requested by subpoena, court order or governmental, regulatory or self-regulatory body with apparent authority to disclose any Confidential Information (provided that in such case, Eligible Executive shall (x) provide the Board, to the extent legally permitted, with notice as soon as practicable following such request that such disclosure has been requested or is or may be required, (y) reasonably cooperate with the Company, at the Company’s expense, in protecting, to the maximum extent

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legally permitted, the confidential or proprietary nature of such Confidential Information, and (z) disclose only that Confidential Information which Eligible Executive is legally required to disclose), (C) disclosing information that has been or is hereafter made public through no act or omission of Eligible Executive in violation of this Agreement or any other confidentiality obligation or duty owed to the Company, (D) disclosing information and documents to Eligible Executive’s attorney or tax adviser for the purpose of securing legal or tax advice (provided that such advisors agree to keep such information confidential), or (E) disclosing information and documents to the extent reasonably appropriate in connection with any litigation between Eligible Executive and the Company. Such Confidential Information shall include, without limitation, the Company’s unique selling, manufacturing and servicing methods and business techniques, training, service and business manuals, promotional materials, training courses and other training and instructional materials, vendor and product information, customer and prospective customer lists, other customer and prospective customer information and other business information. Eligible Executive specifically acknowledges that all such Confidential Information, whether reduced to writing, maintained on any form of electronic media, or maintained in Eligible Executive’s mind or memory and whether compiled by the Company, and/or Eligible Executive, derives independent economic value from not being readily known to or ascertainable by proper means by others who can obtain economic value from its disclosure or use, that reasonable efforts have been made by the Company to maintain the secrecy of such information, that such information is the sole property of the Company and that any retention and use of such information by Eligible Executive during Eligible Executive’s employment with the Company (except in the course of performing Eligible Executive’s duties and obligations to the Company) or after the termination of Eligible Executive’s employment shall constitute a misappropriation of the Company’s trade secrets.

(ii)                                  The U.S. Defend Trade Secrets Act of 2016 (“DTSA”) provides that an individual shall not be held criminally or civilly liable under any federal or state trade secret law for the disclosure of a trade secret that (A) is made in confidence to a federal, state or local government official, either directly or indirectly, or to an attorney, and solely for the purpose of reporting or investigating a suspected violation of law; or (B) is made in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal. In addition, the DTSA provides that an individual who files a lawsuit for retaliation by an employer for reporting a suspected violation of law may disclose the trade secret to the attorney of the individual and use the trade secret information in the court proceeding, if the individual files any document containing the trade secret under seal and does not disclose the trade secret, except pursuant to court order.

(iii)                               Eligible Executive agrees that upon termination of Eligible Executive’s employment with the Company, for any reason, Eligible Executive shall return to the Company, in good condition, all property of the Company, including without limitation, the originals and all copies of any materials which

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contain, reflect, summarize, describe, analyze or refer or relate to any items of information listed in subparagraph 1(j)(i) of this Agreement. In the event that such items are not so returned, the Company will have the right to charge Eligible Executive for all reasonable damages, costs, attorneys’ fees and other expenses incurred in searching for, taking, removing and/or recovering such property.

(iv)                              Nothing in this Agreement prevents Eligible Executive from providing, without prior notice to the Company, information to governmental authorities regarding possible legal violations or otherwise testifying or participating in any investigation or proceeding by any governmental authorities regarding possible legal violations, and for purpose of clarity Eligible Executive is not prohibited from providing information voluntarily to the United States Securities and Exchange Commission pursuant to Section 21F of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, as such law, rules and regulations may be amended from time to time.

(k)                                 Discoveries and Inventions; Work Made for Hire.

(i)                                     Eligible Executive agrees that upon conception and/or development of any idea, discovery, invention, improvement, software, writing or other material or design that: (A) relates to the business of the Company, or (B) relates to the Company’s actual or demonstrably anticipated research or development, or (C) results from any work performed by Eligible Executive for the Company, Eligible Executive will assign to the Company the entire right, title and interest in and to any such idea, discovery, invention, improvement, software, writing or other material or design. Eligible Executive has no obligation to assign any idea, discovery, invention, improvement, software, writing or other material or design that Eligible Executive conceives and/or develops entirely on Eligible Executive’s own time without using the Company’s equipment, supplies, facilities, or trade secret information unless the idea, discovery, invention, improvement, software, writing or other material or design either: (x) relates to the business of the Company, or (y) relates to the Company’s actual or demonstrably anticipated research or development, or (z) results from any work performed by Eligible Executive for the Company. Eligible Executive agrees that any idea, discovery, invention, improvement, software, writing or other material or design that relates to the business of the Company or relates to the Company’s actual or demonstrably anticipated research or development which is conceived or suggested by Eligible Executive, either solely or jointly with others, within one (1) year following termination of Eligible Executive’ s employment with the Company shall be presumed to have been so made, conceived or suggested in the course of such employment with the use of the Company’s equipment, supplies, facilities, and/or trade secrets.

(ii)                                  In order to determine the rights of Eligible Executive and the Company in any idea, discovery, invention, improvement, software, writing or other material, and to insure the protection of the same, Eligible Executive agrees that during Eligible Executive’s employment, and, to the extent related to the

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Company’s Business, for one (1) year after termination of Eligible Executive’s employment with the Company, Eligible Executive will disclose immediately and fully to the Company any idea, discovery, invention, improvement, software, writing or other material or design conceived, made or developed by Eligible Executive solely or jointly with others. The Company agrees to keep any such disclosures confidential. Eligible Executive also agrees during Eligible Executive’s employment, and, to the extent related to the Company’s Business, for one (1) year after termination of Executive’s employment, to record descriptions of all work in the manner directed by the Company and agrees that all such records and copies, samples and experimental materials will be the exclusive property of the Company. Eligible Executive agrees that at the request of and without charge to the Company, but at the Company’s expense, Eligible Executive will execute a written assignment of the idea, discovery, invention, improvement, software, writing or other material or design to the Company and will assign to the Company any application for letters patent or for trademark registration made thereon, and to any common-law or statutory copyright therein; and that Eligible Executive will do whatever may be necessary or desirable to enable the Company to secure any patent, trademark, copyright, or other property right therein in the United States and in any foreign country, and any division, renewal, continuation, or continuation in part thereof, or for any reissue of any patent issued thereon. In the event the Company is unable, after reasonable effort, and in any event after ten business days, to secure Eligible Executive’s signature on a written assignment to the Company of any application for letters patent or to any common-law or statutory copyright or other property right therein, whether because of Eligible Executive’s physical or mental incapacity or for any other reason whatsoever, Eligible Executive irrevocably designates and appoints the Corporate Secretary of the Company as Eligible Executive’s attorney-in-fact to act on Eligible Executive’s behalf to execute and file any such application and to do all other lawfully permitted acts to further the prosecution and issuance of such letters patent, copyright or trademark.

(iii)                               Eligible Executive acknowledges that, to the extent permitted by law, all software, programs, source codes, work papers, reports, documentation, drawings, photographs, negatives, tapes and masters thereof, prototypes and other materials (hereinafter, “items”), including without limitation, any and all such items generated and maintained on any form of electronic media, generated by Eligible Executive during Eligible Executive’s employment with the Company shall be considered a “work made for hire” and that ownership of any and all copyrights in any and all such items shall belong to the Company. The item will recognize the Company as the copyright owner, will contain all proper copyright notices, e.g., “(creation date) YETI Coolers, LLC, All Rights Reserved,” and will be in condition to be registered or otherwise placed in compliance with registration or other statutory requirements throughout the world.

(l)                                     Communication of Contents of Agreement. During Eligible Executive’s employment and for [twelve (12) months/six (6) months] thereafter, Eligible Executive will communicate the contents of paragraph 1 of this Agreement to any person, firm,

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association, partnership, corporation or other entity that Eligible Executive intends to be employed by, associated with, or represent.

(m)                             Confidentiality Agreements. Eligible Executive agrees that Eligible Executive shall not disclose to the Company or induce the Company to use any secret or Confidential Information belonging to Eligible Executive’s former employers. Except as indicated, Eligible Executive warrants that Eligible Executive is not bound by the terms of a confidentiality agreement or other agreement with a third party that would preclude or limit Eligible Executive’s right to work for the Company and/or disclose to the Company any ideas, inventions, discoveries, improvements or designs or other information that may be conceived during employment with the Company. Eligible Executive agrees to provide the Company with a copy of any and all agreements with a third party that preclude or limit Eligible Executive’s right to make disclosures or to engage in any other activities contemplated by Eligible Executive’s employment with the Company.

(n)                                 Relief. Eligible Executive acknowledges and agrees that the remedy at law available to the Company for breach of any of Eligible Executive’ s obligations under this Agreement would be inadequate. Eligible Executive therefore agrees that, in addition to any other rights or remedies that the Company may have at law or in equity, temporary and permanent injunctive relief may be granted in any proceeding which may be brought to enforce any provision contained in subparagraphs 1(b), 1(c), 1(i), 1(j), 1(k), 1(l) and 1(m) of this Agreement, without the necessity of proof of actual damage.

(o)                                 Reasonableness. Eligible Executive acknowledges that Eligible Executive’s obligations under this Agreement are reasonable in the context of the nature of the Company’s Business and the competitive injuries likely to be sustained by the Company if Eligible Executive were to violate such obligations. Eligible Executive further acknowledges that this Agreement is made in consideration of, and is adequately supported by the agreement of the Company to perform its obligations under this Agreement and by other consideration, which Eligible Executive acknowledges constitutes good, valuable and sufficient consideration.

2.                                      Notices. Any notice to the Company provided for herein shall be in writing to the Company, marked Attention: General Counsel, and any notice to Eligible Executive shall be addressed to said Eligible Executive at Eligible Executive’s address on file with the Company at the time of such notice. Except as otherwise provided herein, any written notice shall be deemed to be duly given if and when delivered personally or deposited in the United States mail, first class registered mail, postage and fees prepaid, and addressed as aforesaid. Any party may change the address to which notices are to be given hereunder by written notice to the other party as herein specified (provided that for this purpose any mailed notice shall be deemed given on the third business day following deposit of the same in the United States mail).

3.                                      Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid or unenforceable in any respect under any applicable law, such invalidity or unenforceability shall not affect any other provision, but this Agreement shall

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be reformed, construed and enforced as if such invalid or unenforceable provision had never been contained herein.

4.                                      Complete Agreement. This Agreement embodies the complete agreement and understanding between the parties with respect to the subject matter hereof and effective as of its date supersedes and preempts any prior understandings, agreements or representations by or between the parties, written or oral, which may have related to the subject matter hereof in any way; provided that this Agreement shall not in any way alter, limit, supersede, preempt or otherwise affect any restrictive covenant obligations to which Eligible Executive is bound in any other agreement between Eligible Executive and the Company or any of its subsidiaries or affiliates.

5.                                      Headings. The headings herein have been inserted for convenience only and shall not be deemed to limit or otherwise affect any of the provisions of this Agreement.

6.                                      Counterparts; Effectiveness. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which shall constitute one and the same Agreement. The exchange of copies of this Agreement and executed signature pages hereto by facsimile transmission shall constitute effective execution and delivery of this Agreement and may be used in lieu of the original Agreement for all purposes.

7.                                      Successors and Assigns. This Agreement shall bind and inure to the benefit of and be enforceable by Eligible Executive, the Company and their respective heirs, executors, personal representatives, successors and assigns, except that neither party may assign any rights or delegate any obligations hereunder without the prior written consent of the other party. Eligible Executive hereby consents to the assignment by the Company of all of its rights and obligations hereunder to any successor to the Company by merger or consolidation or purchase of all or substantially all of the Company’s assets, provided such transferee or successor assumes the liabilities of the Company hereunder.

8.                                      Choice of Law. This Agreement shall be governed by, and construed in accordance with. the internal, substantive laws of the State of Texas. Eligible Executive agrees that the state and federal courts located in the State of Texas shall have jurisdiction in any action, suit or proceeding against Eligible Executive based on or arising out of this Agreement and Eligible Executive hereby: (a) submits to the personal jurisdiction of such courts; (b) consents to service of process in connection with any action, suit or proceeding against Eligible Executive; and (c) waives any other requirement (whether imposed by statute, rule of court or otherwise) with respect to personal jurisdiction, venue or service of process.

9.                                      Amendment and Waiver. The provisions of this Agreement may be amended or waived only with the prior written consent of the Company and Eligible Executive, and no course of conduct or failure or delay in enforcing the provisions of this Agreement shall affect the validity, binding effect or enforceability of this Agreement.

10.                               Operation of Agreement. This Agreement will be binding immediately upon its execution, but, notwithstanding any provision of this Agreement to the contrary, this Agreement will not become effective or operative (and neither party will have any obligation hereunder)

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until the date on which the Severance Benefits Plan becomes effective and operative pursuant to the terms thereof.

[SIGNATURES ON FOLLOWING PAGE]

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IN WITNESS WHEREOF, the Company has caused this Agreement to be executed and Eligible Executive has set Eligible Executive’ s hand hereto on the day and year first above written.

YETI COOLERS, LLC

By:
Name: Matthew J. Reintjes
Title: Chief Executive Officer

[Name]

EXHIBIT C

FORM OF RELEASE

THIS RELEASE AGREEMENT, dated as of               , 20    (this “Agreement”), is by and between YETI Coolers, LLC, a Delaware limited liability company (the “Company”), and [          ] (“Eligible Executive”) (collectively, the “Parties”).

WHEREAS, the YETI Coolers, LLC Senior Leadership Severance Benefits Plan (as amended from time to time, the “Plan”), provides for certain post-termination payments and benefits to Eligible Executive pursuant to Section 2 or Section 3, as applicable, thereof, subject to Eligible Executive executing and not revoking a release of claims against the Company;

WHEREAS, as a condition to Eligible Executive’s participation in the Plan, Eligible Executive is party to (i) a Participation Agreement, dated as of            , 20    , and (ii) a Restrictive Covenants Agreement, dated as of          ,    20 (the “Restrictive Covenants Agreement”); and

WHEREAS, Eligible Executive desires, and the Company agrees, that the Company shall provide, and Eligible Executive shall execute, a release of claims with respect to Eligible Executive’s employment and termination of employment.

NOW, THEREFORE, in consideration of the mutual promises and obligations set forth in the Plan and this Agreement, and in consideration for the payments and benefits to be provided to Eligible Executive pursuant to Section 2 or Section 3, as applicable, of the Plan, and for other good and valuable consideration, the sufficiency of which is hereby recognized by the Parties, the Parties agree as follows:

1.                                      Termination of Employment. Eligible Executive acknowledges and agrees that Eligible Executive’s employment with the Company and its subsidiaries and affiliates will terminate effective         , 20    (the “Termination Date”). As of the Termination Date, Eligible Executive will resign all positions [he/she] held as an officer, director or employee of the Company and its subsidiaries and affiliates, and will promptly execute such documents and take such actions as may be necessary or reasonably requested by the Company to effectuate or memorialize the resignation of such positions.

2.                                      Consideration. Eligible Executive and the Company each acknowledge that in consideration of Eligible Executive’s employment and in consideration for the payments set forth in the Plan that are subject to the release provision of Section 4 of the Plan (the “Payments”), the following shall apply.

3.                                      General Release of Claims. In exchange for the mutual promises set forth in this Agreement (including the Payments), Eligible Executive, on behalf of [himself/herself], [his/her] agents, attorneys, heirs, administrators, executors, assigns, and other representatives, and anyone acting or claiming on [his/her] or their joint or several behalf, hereby releases, waives, and forever discharges the Company, including its past or present employees, officers, directors, trustees, board members, stockholders, agents, affiliates, parent entities, subsidiaries, successors, assigns, and other representatives, and anyone acting on their joint or several behalf (the “Releasees”), from any and all known and unknown claims, causes of action, demands, damages, costs, expenses, liabilities, or other losses that in any way arise from, grow out of, or are related to Eligible Executive’s employment with the Company or any of its affiliates and subsidiaries or the termination thereof. By way of example only and without limiting the immediately preceding sentence, Eligible Executive agrees that [he/she] is releasing, waiving, and discharging any and all claims against the Company and the Releasees under (a) any federal, state, or local employment law or statute, including, but not limited to Title VII of the Civil Rights Act(s) of 1964 and 1991, the Americans with Disabilities Act, the Age Discrimination in Employment Act (“ADEA”), Older Workers Benefit Protection Act (“OWBPA”), the Genetic Information Non-Discrimination Act (GINA), the Sarbanes-Oxley Act, the Texas Labor Code, or other applicable state civil rights law(s) or any other federal law, statute, ordinance, rule, regulation or executive order relating to employment and/or discrimination in employment, and/or any claims to attorneys’ fees or costs thereunder, (b) any claims for wrongful discharge, retaliatory discharge, negligent or intentional infliction of emotional distress, interference with contractual relations, personal, emotional or physical injury, fraud, defamation, libel, slander, misrepresentation, violation of public policy, invasion of privacy, or any other statutory or common law theory of recovery under any federal, state or municipal common law, or (c) any other federal, state or municipal law, statute, ordinance or common law doctrine affecting employment rights. Nothing herein shall be construed to prohibit Eligible Executive from filing a charge with the Equal Employment Opportunity Commission or the United States Securities and Exchange Commission Whistleblower unit or participating in investigations by those entities. However, Eligible Executive acknowledges that by signing this Agreement, Eligible Executive waives [his/her] right to seek individual remedies in any such action or accept individual remedies or monetary damages in any such action or lawsuit arising from such charges or investigations, including but not limited to, back pay, front pay, or reinstatement. Eligible Executive further agrees that if any person, organization, or other entity should bring a claim against the Releasees involving any matter covered by this Agreement, Eligible Executive will not accept any personal relief in any such action, including damages, attorneys’ fees, costs, and all other legal or equitable relief. Notwithstanding the generality of the foregoing, Eligible Executive does not release the following claims and rights: (i) claims for unemployment compensation or any state disability insurance benefits pursuant to the terms of applicable state law; (ii) claims to continued participation in certain of the Company’s group benefit plans pursuant to the terms and conditions of the Plan and Part 6 of Subtitle B of Title I of the Employee Retirement Income Security Act of 1974, as amended, and to any vested benefits to which [he/she] is entitled under any retirement plan of the Company that is intended to be qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended, or under any equity-based plan or deferred compensation plan of the Company; (iii) Eligible Executive’s right, if any, to indemnification, advancement of expenses and the protection of any directors’ and officers’ liability policies of the Company; (iv) Eligible Executive’s rights to any payments or benefits due to [him/her] under Section 2 or Section 3, as applicable, of the Plan (including under the applicable agreements referenced therein (to the extent provided in Section 2 or Section 3, as applicable, of the Plan)); (v)any rights under this Agreement; and (vi) any claim that cannot lawfully be waived by private agreement.

4.                                      No Claims Filed. Eligible Executive affirms that, as of the date of execution of this Agreement, [he/she] has filed no lawsuit, charge, claim or complaint with any governmental agency or in any court against the Company or the Releasees.

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5.                                      Plan Provisions. The provisions of Section 4 (General Payment Terms), Section 8.7 (Taxes), Section 10 (Section 409A) and Section 11 (Choice of Law/Dispute Resolution) of the Plan, and the provisions of the Restrictive Covenant Agreement are hereby expressly incorporated by reference.

6.                                      Nondisclosure of Terms. Eligible Executive agrees that the existence, terms and conditions of this Agreement, and any and all underlying communications and negotiations in connection with or leading to this Agreement, are and shall remain confidential unless publicly filed. Except as specifically set forth in this paragraph 6, Eligible Executive shall not disclose the existence or terms of this Agreement in whole or in part to any individual or entity without prior written consent of the Company. Eligible Executive agrees that [he/she] will not disclose the existence or terms of this Agreement to any person except (a) to members of Eligible Executive’s immediate family and [his/her] professional advisors, who shall be advised of this confidentiality provision, (b) to the extent required by a final and binding court order or other compulsory process, (c) to any federal, state, or local taxing authority or to any other governmental or regulatory body if requested in an investigation, or (d) to the extent reasonably appropriate in connection with litigation over this Agreement. Upon Eligible Executive’s receipt of any order, subpoena or other compulsory process demanding production or disclosure of this Agreement, Eligible Executive agrees that, to the extent legally permitted, [he/she] will promptly notify the Company in writing of the requested disclosure, including the proposed date of the disclosure, the reason for the requested disclosure, and the identity of the individual or entity requesting the disclosure, at least ten (10) business days prior to the date that such disclosure is to be made or immediately upon receipt of the requested disclosure. Eligible Executive agrees not to oppose any action that the Company might take with respect to any such requested disclosure. Eligible Executive further agrees to instruct [his/her] counsel not to disclose to any person or entity, including potential or existing clients, the existence or terms of this Agreement. Notwithstanding the foregoing, nothing in this Agreement prevents Eligible Executive from providing, without prior notice to the Company, information to governmental authorities regarding possible legal violations or otherwise testifying or participating in any investigation or proceeding by any governmental authorities regarding possible legal violations, and for purpose of clarity Eligible Executive is not prohibited from providing information voluntarily to the United States Securities and Exchange Commission pursuant to Section 21F of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, as such law, rules and regulations may be amended from time to time.

7.                                      Future Cooperation. Eligible Executive agrees that, as reasonably requested for (a) the 12 months following the termination of [his/her] employment, [he/she] will (i) fully cooperate with the Company in effecting an orderly transition of [his/her] duties and (ii) without any additional compensation, respond to reasonable requests for information from the Company regarding matters that may arise in the Company’s business and (b) the three-year period following the termination of [his/her] employment, fully and completely cooperate with the Company, its advisors and its legal counsel with respect to any litigation that is pending against the Company and any claim or action that may be filed against the Company in the future. Such cooperation reflected in part (b) above shall include making [himself/herself] available at reasonable times and places for interviews, reviewing documents, testifying in a deposition or a legal or administrative proceeding, and providing advice to the Company in preparing defenses to any pending or potential future claims against the Company. Any cooperation under this paragraph 7 shall be subject to Eligible Executive’s business and personal commitments and shall not require Eligible Executive to cooperate against [his/her] own legal interests or the legal interests of any future employer. The Company agrees to pay/reimburse Eligible Executive within thirty (30) days of receipt of an invoice for any reasonable expenses incurred as a result of [his/her]

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cooperation with the Company pursuant to this paragraph 7 including reasonable fees incurred by legal counsel for Eligible Executive if Eligible Executive believes separate counsel is reasonably necessary.

8.                                      Assistance to Others. Eligible Executive agrees following the termination of [his/her] employment, not to assist or cooperate, in any way, directly or indirectly, with any person, entity or group (other than the Equal Employment Opportunity Commission (EEOC) or other governmental agency) involved in any proceeding, inquiry or investigation of any kind or nature against or involving the Company or any of its subsidiaries or affiliates, except as required by law, subpoena or other compulsory process. Moreover, Eligible Executive agrees that to the extent [he/she] is compelled to cooperate with such third parties during the three-year period following the termination of [his/her] employment, [he/she] shall disclose to the Company in advance that [he/she] intends to cooperate and shall disclose the manner in which [he/she] intends to cooperate. Further, Eligible Executive agrees that within three (3) days after such cooperation, [he/she] will offer to meet with representatives of the Company and disclose the information that [he/she] provided to the third party, to the extent permitted by law. Further, if Eligible Executive is legally required to appear or participate in any proceeding that involves or is brought against the Company or its subsidiaries or affiliates, within three years following the termination of [his/her] employment, Eligible Executive agrees, unless prohibited by law, to disclose to the Company in advance what [he/she] plans to say or produce and otherwise cooperate fully with the Company or its subsidiaries or affiliates. Eligible Executive’s agreement not to provide assistance or cooperation shall not require Eligible Executive to refrain from assisting or cooperating with any future employer.

9.                                      ADEA/OWBPA Waiver & Acknowledgment. Insofar as this Agreement pertains to the release of Eligible Executive’s claims, if any, under the ADEA or other civil rights laws, Eligible Executive, pursuant to and in compliance with the rights afforded Eligible Executive under the Older Workers Benefit Protection Act: (a) is hereby advised to consult with an attorney before executing this Agreement; (b) is hereby afforded twenty-one (21) days to consider this Agreement (the “Consideration Period”); (c) may revoke this Agreement any time within the seven (7) day period following [his/her] execution of this Agreement (the “Revocation Period”) by providing written notice to the Company on or before 5:00 PM Eastern Daylight Time on the seventh day after Eligible Executive signs this Agreement; (d) is hereby advised that this Agreement shall not become effective or enforceable until the seven (7) day Revocation Period has expired; and (e) is hereby advised that [he/she] is not waiving claims that may arise after the date on which [he/she] executes this Agreement. If this Agreement is revoked within the Revocation Period, the Company shall have no obligations under this Agreement, including the obligation to make the Payments. If this Agreement is not revoked by Eligible Executive within the Revocation Period, this Agreement will be effective and enforceable on the date immediately following the last day of the seven (7) day Revocation Period (the “Effective Date”). The offer to enter into this Agreement shall remain open for the twenty-one (21) day Consideration Period, after which time it shall be withdrawn

10.                               Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid or unenforceable in any respect under any applicable law, such invalidity or unenforceability shall not affect any other provision, but this Agreement shall be reformed, construed and enforced as if such invalid or unenforceable provision had never been contained herein.

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11.                               Voluntary Execution. Eligible Executive acknowledges that [he/she] is executing this Agreement voluntarily and of [his/her] own free will and that [he/she] fully understands and intends to be bound by the terms of this Agreement. Further, Eligible Executive acknowledges that [he/she] received a copy of this Agreement on             , 20    , and has had an opportunity to carefully review this Agreement with [his/her] attorney prior to executing it or warrants that [he/she] chooses not to have an attorney review this Agreement prior to signing. Eligible Executive will be responsible for any attorneys’ fees incurred in connection with review of this Agreement by [his/her] attorneys.

12.                               No Assignment of Claims. Eligible Executive hereby represents and warrants that [he/she] has not previously assigned or purported to assign or transfer to any person or entity any of the claims or causes of action herein released.

13.                               Governing Law. This Agreement shall in all respects be interpreted, construed and governed by and in accordance with the internal substantive laws of the State of Texas.

14.                               Complete Agreement. This Agreement embodies the complete agreement and understanding between the Parties with respect to the subject matter hereof and supersedes and preempts any prior understandings, agreements or representations by or between the Parties, written or oral, which may have related to the subject matter hereof in any way. Any amendments, additions or other modifications to this Agreement must be done in writing and signed by both Parties.

15.                               Counterparts. This Agreement may be executed in separate counterparts, each of which shall be deemed to be an original and both of which taken together shall constitute one and the same agreement.

16.                               Successors and Assigns. This Agreement shall bind and inure to the benefit of and be enforceable by Eligible Executive, the Company and their respective heirs, executors, personal representatives, successors and assigns, except that neither Party may assign any rights or delegate any obligations hereunder without the prior written consent of the other Party. Eligible Executive hereby consents to the assignment by the Company of all of its rights and obligations hereunder to any successor to the Company by merger or consolidation or purchase of all or substantially all of the Company’s assets, provided such transferee or successor assumes the liabilities of the Company hereunder.

[SIGNATURES ON FOLLOWING PAGE]

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IN WITNESS WHEREOF, Eligible Executive and a duly authorized representative of the Company hereby certify that they have read this Agreement in its entirety and voluntarily executed it in the presence of competent witnesses, as of the date set forth under their respective signatures.

ELIGIBLE EXECUTIVE	YETI COOLERS, LLC

By:
Name:
[ ]	Title:

Date	Date